Exhibit 99.1

LETTER OF TRANSMITTAL

KANSAS CITY SOUTHERN

Offers to Exchange Its

(i) Floating Rate Senior Notes due 2016

(CUSIP No. 485170 AT1)

and the Related Guarantees,

Which Have Been Registered Under the

Securities Act of 1933,

as Amended (the “Securities Act”), for Any

and All Outstanding Unregistered

Floating Rate Senior Notes due 2016

(CUSIP Nos. 485170 AM6 and U24468 AD9)

and the Related Guarantees;

(iv) 3.85% Senior Notes due 2023

(CUSIP No. 485170 AR5)

and the Related Guarantees,

Which Have Been Registered Under the

Securities Act,

For Any and All Outstanding Unregistered

3.85% Senior Notes due 2023

(CUSIP Nos. 485170 AK0, U24468 AA5,

485170 AY0 and U24468 AG2)

and the Related Guarantees;

(ii) 2.35% Senior Notes due 2020

(CUSIP No. 485170 AU8)

and the Related Guarantees,

Which Have Been Registered Under the

Securities Act,

For Any and All Outstanding Unregistered

2.35% Senior Notes due 2020

(CUSIP Nos. 485170 AN4, U24468 AE7 and

485170 AZ7)

and the Related Guarantees;

(v) 4.30% Senior Notes due 2043

(CUSIP No. 485170 AQ7)

and the Related Guarantees,

Which Have Been Registered Under the

Securities Act,

For Any and All Outstanding Unregistered

4.30% Senior Notes due 2043

(CUSIP Nos. 485170 AJ3, U24468 AB3 and

485170 AX2)

and the Related Guarantees; and

(iii) 3.00% Senior Notes due 2023

(CUSIP No. 485170 AV6)

and the Related Guarantees,

Which Have Been Registered Under the

Securities Act,

For Any and All Outstanding Unregistered

3.00% Senior Notes due 2023

(CUSIP Nos. 485170 AP9 and U24468 AF4)

and the Related Guarantees;

(vi) 4.95% Senior Notes due 2045

(CUSIP No. 485170 AS3)

and the Related Guarantees,

Which Have Been Registered Under the

Securities Act,

For Any and All Outstanding Unregistered

4.95% Senior Notes due 2045

(CUSIP Nos. 485170 AL8, U24468 AC1 and

485170 AW4)

and the Related Guarantees,

In Each Case, Pursuant to the Prospectus dated             , 2016

THE EXCHANGE OFFERS WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON             , 2016, UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED FROM TIME TO TIME, THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

If you desire to accept the applicable Exchange Offer, this Letter of Transmittal should be completed, signed and submitted to U.S. Bank National Association (the “Exchange Agent”) as follows:

By Mail or In Person

U.S. Bank National Association

Attn: Specialized Finance

111 Fillmore Avenue

St. Paul, MN 55107-1402

By Email or Facsimile (for Eligible Institutions Only):

Email: cts.specfinance@usbank.com

Fax: (651) 466-7367

For Information and to Confirm by Telephone:

(800) 934-6802

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. DO NOT DELIVER THIS LETTER OF TRANSMITTAL TO KANSAS CITY SOUTHERN.

FOR ANY QUESTIONS REGARDING THIS LETTER OF TRANSMITTAL OR FOR ANY ADDITIONAL INFORMATION, YOU MAY CONTACT THE EXCHANGE AGENT BY TELEPHONE AT (800) 934-6802, OR FACSIMILE AT (651) 466-7367.

The undersigned acknowledges receipt of the Prospectus, dated            , 2016 (the “Prospectus”), of Kansas City Southern, a Delaware corporation (the “Company”), and this Letter of Transmittal (this “Letter”), which together constitute the Company’s offers (the “Exchange Offers”) to exchange (i) up to $244,820,000 aggregate principal amount of its Floating Rate Senior Notes due 2016 (the “2016 Exchange Notes”), (ii) up to $257,346,000 in aggregate principal amount of its new 2.35% Senior Notes due 2020 (the “2020 Exchange Notes”), (iii) up to $439,123,000 in aggregate principal amount of its new 3.00% Senior Notes due 2023 (the “3.00% 2023 Exchange Notes”), (iv) up to $199,224,000 in aggregate principal amount of its new 3.85% Senior Notes due 2023 (the “3.85% 2023 Exchange Notes”), (v) up to $448,651,000 in aggregate principal amount of its new 4.30% Senior Notes due 2043 (the “2043 Exchange Notes”), (vi) up to $499,165,000 in aggregate principal amount of its new 4.95% Senior Notes due 2045 (the “2045 Exchange Notes” and, together with the 2016 Exchange Notes, the 2020 Exchange Notes, the 3.00% 2023 Exchange Notes, the 3.85% 2023 Exchange Notes and the 2043 Exchange Notes, the “Exchange Notes”), which exchanges have been registered under the Securities Act, in each case, pursuant to a Registration Statement of which the Prospectus constitutes a part, for a like amount of its outstanding unregistered Floating Rate Senior Notes due 2016 (the “Outstanding 2016 Notes”), outstanding unregistered 2.35% Senior Notes due 2020 (the “Outstanding 2020 Notes”), outstanding unregistered 3.00% Senior Notes due 2023 (the “Outstanding 3.00% 2023 Notes”), outstanding unregistered 3.85% Senior Notes due 2023 (the “Outstanding 3.85% 2023 Notes”), outstanding unregistered 4.30% Senior Notes due 2043 (the “Outstanding 2043 Notes”) and outstanding unregistered 4.95% Senior Notes due 2045 (the “Outstanding 2045 Notes” and, together with the Outstanding 2016 Notes, the Outstanding 2020 Notes, the Outstanding 3.00% 2023 Notes, the Outstanding 3.85% 2023 Notes and the Outstanding 2043 Notes, the “Outstanding Notes”), respectively. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus.

For each Outstanding Note accepted for exchange, the holder of such Outstanding Note will receive an applicable Exchange Note, having a principal amount equal to that of the surrendered Outstanding Note. The Outstanding 2016 Notes will have a floating interest rate equal to the three-month U.S. dollar LIBOR plus 70 basis points per annum and will accrue interest from the last date on which interest was paid on the Outstanding 2016 Notes surrendered in exchange therefor or if no interest has been paid, from the original issue date of the Outstanding 2016 Notes. The 2020 Exchange Notes will accrue interest at the rate of 2.35% per annum from the last date on which interest was paid on the Outstanding 2020 Notes surrendered in exchange therefor or if no interest has been paid, from the original issue date of the Outstanding 2020 Notes. The 3.00% 2023 Exchange Notes will accrue interest at the rate of 3.00% per annum from the last date on which interest was paid on the Outstanding 3.00% 2023 Notes surrendered in exchange therefor or if no interest has been paid, from the original issue date of the Outstanding 3.00% 2023 Notes. The 3.85% 2023 Exchange Notes will accrue interest at the rate of 3.85% per annum from the last date on which interest was paid on the Outstanding 3.85% 2023 Notes surrendered in exchange therefor or if no interest has been paid, from the original issue date of the Outstanding 3.85% 2023 Notes. The 2043 Exchange Notes will accrue interest at the rate of 4.30% per annum from the last date on which interest was paid on the Outstanding 2043 Notes surrendered in exchange therefor or if no interest has been paid, from the original issue date of the Outstanding 2043 Notes. The 2045 Exchange Notes will accrue interest at the rate of 4.95% per annum from the last date on which interest was paid on the Outstanding 2045 Notes surrendered in exchange therefor or if no interest has been paid, from the original issue date of the Outstanding 2045 Notes. No additional interest will be paid on Outstanding Notes tendered and accepted for exchange.

The Company reserves the right, in its sole discretion, to extend the Exchange Offers, in which event the term “Expiration Date” shall mean the latest time and date to which the Exchange Offers are extended. The Company reserves the right, in its sole discretion, to delay accepting for exchange any Outstanding Notes and, subject to the terms set forth in “Summary Description of the Exchange Offers—Conditions to the Exchange Offers,” to amend the terms of the Exchange Offers in any manner. The Company also reserves the right, in its sole discretion, to extend or terminate the Exchange Offers and to refuse to accept Outstanding Notes not previously accepted if any of the conditions set forth in “Summary Description of the Exchange Offers—Conditions to the Exchange Offers” have not been satisfied by the Expiration Date.

This Letter is to be completed by a holder of Outstanding Notes either if a tender of Outstanding Notes is to be made by book- entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company’s Book-Entry Transfer Facility (the “Book-Entry Transfer Facility”) or if Outstanding Notes are to be forwarded herewith pursuant to the procedure set forth in “The Exchange Offers—Procedures for Tendering Outstanding Notes” section of the Prospectus. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

The undersigned has supplied the appropriate information and completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the applicable Exchange Offer.

If Outstanding Notes are being tendered in certificated form, list below the Outstanding Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Outstanding Notes should be listed on a separate signed schedule affixed hereto.

Description of Outstanding Notes Tendered
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	(1) Title of Securities (i.e. Outstanding 2016 Notes, Outstanding 2020 Notes, etc.)	(2) Certificate Number(s)*	(3) Aggregate Principal Amount Represented by Certificate(s)	(4) Principal Amount Tendered for Exchange**

Total Principal Amount of Outstanding 2016 Notes Tendered
Total Principal Amount of Outstanding 2020 Notes Tendered
Total Principal Amount of Outstanding 3.00% 2023 Notes Tendered
Total Principal Amount of Outstanding 3.85% 2023 Notes Tendered
Total Principal Amount of Outstanding 2043 Notes Tendered
Total Principal Amount of Outstanding 2045 Notes Tendered

*	Need not be completed if Outstanding Notes are being tendered by book-entry transfer.
**	Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Outstanding Notes represented by the Outstanding Notes indicated in column 3. See Instruction 5. Outstanding Notes tendered hereby must be in minimum denomination of $2,000 and integral multiples of $1,000. See Instruction 1.

☐	Check here if tendered Outstanding Notes are being delivered by book-entry transfer made to the account maintained by the Exchange Agent with the Book-Entry Transfer Facility and complete the following:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐	Check this box if the beneficial owner of the Outstanding Notes is an exchanging dealer and such exchanging dealer acquired the Outstanding Notes for its own account as a result of market-making activities or other trading activities.

☐	Check here if you are an exchanging dealer and wish to receive 10 additional copies of the prospectus and 10 copies of any amendments or supplements thereto.

Name:

Address:

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the applicable Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Outstanding Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Outstanding Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Outstanding Notes as are being tendered hereby.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Outstanding Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Outstanding Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the undersigned nor any such other person is participating in, or intends to participate in, or has any arrangement or understanding with any person to participate in, the distribution of the Outstanding Notes or Exchange Notes within the meaning of the Securities Act, and that neither the holder of such Outstanding Notes nor any such other person is an “affiliate,” as defined in Rule 405 under the Securities Act, of the Company.

The undersigned also acknowledges that the Exchange Offers are being made based upon the Company’s understanding of an interpretation by the staff of the Securities and Exchange Commission (the “SEC”) as set forth in no-action letters issued to third parties, including Exxon Capital Holdings Corporation (available April 13, 1988), Morgan Stanley & Co. Incorporated (available June 5, 1991) and Shearman & Sterling (available July 2, 1993), that the applicable Exchange Notes issued in exchange for the applicable Outstanding Notes pursuant to the applicable Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than (i) a broker-dealer who acquired such applicable Outstanding Notes directly from the Company for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or (ii) any such holder that is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such applicable Exchange Notes are acquired in the ordinary course of such holders’ business and such holders are not engaged in, and do not intend to engage in, a distribution of such applicable Exchange Notes and have no arrangement with any person to participate in the distribution of such applicable Exchange Notes. If a holder of Outstanding Notes is engaged in or intends to engage in a distribution of the applicable Exchange Notes or has any arrangement or understanding with respect to the distribution of such applicable Exchange Notes to be acquired pursuant to the applicable Exchange Offer, such holder cannot rely on the applicable interpretations of the staff of the SEC and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account pursuant to the applicable Exchange Offer, it represents that the applicable Outstanding Notes to be exchanged for the applicable Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such applicable Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Outstanding Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offers—Withdrawal Rights” section of the Prospectus.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please credit the applicable Exchange Notes to the account indicated above maintained at the Book-Entry Transfer Facility. The undersigned understands that any Outstanding Notes tendered in certificated form will not be exchanged for Exchange Notes in certificated from, but rather will be exchanged for Exchange Notes in the form of a beneficial interest in the global note representing the applicable Exchange Notes by a credit of the applicable Exchange Notes to an account maintained at the Book-Entry Transfer Facility. Accordingly, any holder tendering Outstanding Notes in certificated form must complete the box entitled “Special Issuance Instructions” to specify the account at the Book-Entry Transfer Facility that should be credited with the applicable Exchange Notes to be received in exchange. Please deliver any substitute certificates representing Outstanding Notes not exchanged in the name of the undersigned, unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, and please send any such substitute certificates to the undersigned at the address shown above in the box entitled “Description of Outstanding Notes,” unless otherwise indicated under the box entitled “Special Delivery Instructions” below.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF OUTSTANDING NOTES” ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OUTSTANDING NOTES AS SET FORTH IN SUCH BOX ABOVE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THE BOXES.

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 4 and 6)

To be completed ONLY if certificates for Outstanding Notes are being tendered for exchange, if certificates for Outstanding Notes not exchanged are to be issued in the name of and sent to someone other than the person(s) whose signature(s) appear(s) on this Letter above or if Outstanding Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Credit Outstanding Notes in certificated form accepted for exchange and unexchanged Outstanding Notes delivered by book-entry transfer to the Book-Entry Transfer Facility Account set forth below.

(Book Entry Transfer Facility

Account Number, if applicable)

Issue substitute certificates representing Outstanding Notes note exchanged to:

Name(s):
(Please Type or Print)

Address:
(Including Zip Code)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 4 and 6)

To be completed ONLY if certificates for Outstanding Notes not exchanged are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter above or to such person(s) at an address other than shown in the box entitled “Description of Outstanding Notes” on this Letter above.

Mail substitute certificates for Outstanding Notes to:

Name(s):

(Please Type or Print)

Address:

(Including Zip Code)

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE OUTSTANDING NOTES OR A BOOK-ENTRY CONFIRMATION (AS DEFINED BELOW) AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 11:59 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

IN ADDITION, COMPLETE FORM W-9

X

X
	(Signature of Registered Holder(s) or Authorized Signatory)	Date

Note: The above lines must be signed by the registered holder(s) of Outstanding Notes as their name(s) appear(s) on the Outstanding Notes or by person(s) authorized to become registered holder(s) (evidence of such authorization must be transmitted with this Letter of Transmittal). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer, or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. See Instruction 4.

Name(s)

(Please type or Print)

Capacity (Full title)

Address

(Including Zip Code)

Area Code and Telephone Number

Tax Identification or Social Security No.

SIGNATURE GUARANTEE (If required by Instruction 4)
Signature(s) Guaranteed by

an Eligible Institution
(Authorized Signature)

Name

Title

Name of Firm

Address

(Including Zip Code)

Area Code and Telephone Number

Dated

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFERS

1.	Delivery of this Letter and Outstanding Notes

Except as set forth below, (i) a holder who wishes to tender Outstanding Notes for exchange pursuant to the applicable Exchange Offer must mail or otherwise deliver this Letter, properly completed and validly executed, including Form W-9 and all other documents required by this Letter, to the Exchange Agent at its address set forth herein, and the certificates for Outstanding Notes must be received by the Exchange Agent at its address set forth herein or (ii) such Outstanding Notes must be transferred pursuant to the procedures for book-entry transfer described in the Prospectus, which procedures require a timely confirmation of such transfer of Outstanding Notes into the Exchange Agent’s account, and timely receipt by the Exchange Agent of an “Agent’s Message” and any other documents required by this Letter. The term “Agent’s Message” means a message transmitted by DTC to, and received by, the Exchange Agent and forming a part of a confirmation of the book-entry tender of Outstanding Notes into the Exchange Agent’s account at the Book-Entry Transfer Facility (a “Book-Entry Confirmation”), that states that DTC has received an express acknowledgment from a participant in DTC tendering Outstanding Notes that are the subject of the Book-Entry Confirmation stating (a) the aggregate principal amount of Outstanding Notes that have been tendered by such participant, (b) that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and (c) that we may enforce such agreement against the participant.

The method of delivery of this Letter, the Outstanding Notes and all other required documents to the Exchange Agent, including delivery through DTC, is at the election and risk of the tendering holders. The delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Delivery of documents to DTC in accordance with its procedures does not constitute delivery to the Exchange Agent. If such delivery is by mail, it is suggested that certified or registered mail, properly insured, with return receipt requested, be used. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service. In all cases, arrangements should be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. No Letter of Transmittal, Outstanding Notes, or other required documents should be sent to the Company. Neither the Company nor the Exchange Agent is under any obligation to notify any tendering holder of the Company’s acceptance of tendered Outstanding Notes prior to the closing of the applicable Exchange Offer.

Outstanding Notes tendered hereby must be in minimum denominations of $2,000 and integral multiples of $1,000.

2.	No Guaranteed Delivery Procedures

The Company is not providing guaranteed delivery procedures in connection with the Exchange Offers. You must tender your Outstanding Notes in accordance with the procedures set forth herein and in the Prospectus.

3.	Beneficial Owner Instructions to Registered Holders

Only a holder in whose name tendered Outstanding Notes are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered holder) may execute and deliver this Letter of Transmittal. Any beneficial owner of tendered Outstanding Notes who is not the registered holder must contact the registered owner promptly and either make appropriate arrangements to register ownership of the Outstanding Notes in the beneficial owner’s name or arrange with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered holder of the Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant From Beneficial Owner form accompanying this Letter of Transmittal.

4.	Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures

If this Letter is signed by the registered holder of the Outstanding Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

If any tendered Outstanding Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

If any tendered Outstanding Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

When this Letter is signed by the registered holder of the Outstanding Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, Exchange Notes are to be issued, or any untendered Outstanding Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates must be guaranteed by an Eligible Institution.

If this Letter is signed by a person other than the registered holder of any certificates specified herein, such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name of the registered holder appears on the certificates and the signatures on such certificates must be guaranteed by an Eligible Institution.

If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

Endorsements on certificates for Outstanding Notes or signatures on bond powers required by this Instruction 4 must be guaranteed by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., by a commercial bank or trust company having an office or correspondent in the United States or by an “Eligible Guarantor Institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an “Eligible Institution”).

Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Outstanding Notes are tendered: (i) by a registered Holder of Outstanding Notes (which term, for purposes of the Exchange Offers, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Outstanding Notes) who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter or (ii) for the account of an Eligible Institution.

5.	Partial Tenders (not applicable to Holders of Outstanding Notes who Tender by Book-Entry Transfer)

If less than all of the Outstanding Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Outstanding Notes to be tendered in the box above entitled “Description of Outstanding Notes — Principal Amount Tendered.” A reissued certificate representing the balance of nontendered Outstanding Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

6.	Special Issuance and Delivery Instructions

Tendering holders of Outstanding Notes should indicate in the applicable box the account at the Book-Entry Transfer Facility to which Exchange Notes issued pursuant to the applicable Exchange Offer are to be credited, if different from the account number appearing below the box entitled “Description of Outstanding Notes.” Outstanding Notes tendered in certificated form will not be exchanged for Exchange Notes in certificated form, but rather will be exchanged for Exchange Notes in the form of a beneficial interest in the global note representing the applicable Exchange Notes by a credit of the applicable Exchange Notes to an account maintained at the Book-Entry Transfer Facility. Accordingly, any holder tendering Outstanding Notes in certificated form must indicate in the box entitled “Special Issuance Instructions” to specify the account at the Book-Entry Transfer Facility that should be credited with the applicable Exchange Notes to be received in exchange. Any substitute certificates representing Outstanding Notes not exchanged will be delivered in the name of the undersigned at the address shown above in the box entitled “Description of Outstanding Notes,” unless otherwise indicated herein in the appropriate box.

7.	U.S. Backup Tax Withholding and Internal Revenue Service Form W-9

Federal income tax law requires that the holder(s) of any tendered Outstanding Notes which are accepted for exchange must provide the Company (as payor) with its correct taxpayer identification number (“TIN”), which, in the case of a holder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN, the Holder may be subject to backup withholding and a $50 penalty imposed by the Internal Revenue Service. (If withholding results in an overpayment of taxes, a refund may be obtained.) Certain holders (including, among others, certain foreign individuals) are not subject to these backup withholding and reporting requirements. See Form W-9 and related instructions, and “Instructions for the Requester of Form W-9” (both of which may be obtained on the Internal Revenue Service Website at www.irs.gov).

To prevent backup withholding, each U.S. holder of tendered Outstanding Notes must provide such holder’s correct TIN by completing the Form W-9, certifying that the TIN provided is correct (or that such holder is awaiting for a TIN to be issued to such holder), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendered Outstanding Notes are registered in more than one name or are not in the name of the actual owner, consult the Form W-9 and related instructions.

Each non-U.S. Holder must submit the appropriate completed IRS Form W-8 (generally Form W-8BEN (for non-U.S. individuals) or W-8BEN-E (for non-U.S. entities)) to avoid backup withholding and federal income tax withholding. The appropriate form and instructions may be obtained via the Internal Revenue Service website at www.irs.gov.

The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company’s obligation regarding backup withholding.

8.	Transfer Taxes

The Company will pay all transfer taxes, if any, applicable to the transfer of Outstanding Notes to it or its order pursuant to the Exchange Offers. If, however, Exchange Notes and/or substitute Outstanding Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Outstanding Notes tendered hereby, or if tendered Outstanding Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Outstanding Notes to the Company or its order pursuant to the applicable Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by this tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

Except as provided in this Instruction 8, it is not necessary for transfer tax stamps to be affixed to the Outstanding Notes specified in this Letter.

9.	Validity of Tender

All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Outstanding Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Outstanding Notes not properly tendered or any Outstanding Notes the Company’s acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The interpretation of the terms and conditions of the Exchange Offers (including this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. The Company also reserves the absolute right to waive any defects or irregularities or conditions of the Exchange Offers as to any particular Outstanding Notes either before or after the Expiration Date. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Outstanding Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Outstanding Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, or in the case of Outstanding Notes delivered by book-entry transfer within DTC, will be credited to the account maintained within DTC by the participant in DTC which delivered such Outstanding Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

10.	Waiver of Conditions

The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

11.	No Conditional Tenders

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Outstanding Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Outstanding Notes for exchange.

Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Outstanding Notes, nor shall any of them incur any liability for failure to give any such notice.

12.	Mutilated, Lost, Stolen or Destroyed Outstanding Notes

Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

13.	Requests for Assistance or Additional Copies

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

14.	Acceptance of Tendered Outstanding Notes and Issuance of Exchange Notes; Return of Outstanding Notes

Subject to the terms and conditions of the Exchange Offers, the Company will accept for exchange all validly tendered Outstanding Notes as promptly as practicable after the Expiration Date and will issue Exchange Notes therefor as promptly as practicable thereafter. For purposes of the Exchange Offers, the Company shall be deemed to have accepted tendered Outstanding Notes when, as and if the Company has given oral or written notice thereof to the Exchange Agent. If any tendered Outstanding Notes are not exchanged pursuant to the Exchange Offers for any reason, such unexchanged Outstanding Notes will be returned by the Exchange Agent to the tendering holders, as promptly as practicable following the Expiration Date to the undersigned at the address shown in the box entitled “Description of Outstanding Notes” or at a different address as may be indicated in the box entitled “Special Delivery Instructions.”

15.	Withdrawal

Tenders may be withdrawn only pursuant to the procedures set forth in the Prospectus under the caption “The Exchange Offers — Withdrawal Rights.”

INSTRUCTIONS

TO REGISTERED HOLDER AND/OR

BOOK-ENTRY TRANSFER FACILITY PARTICIPANT FROM BENEFICIAL OWNER

OF

KANSAS CITY SOUTHERN

UNREGISTERED FLOATING RATE SENIOR NOTES DUE 2016

UNREGISTERED 2.35% SENIOR NOTES DUE 2020

UNREGISTERED 3.00% SENIOR NOTES DUE 2023

UNREGISTERED 3.85% SENIOR NOTES DUE 2023

UNREGISTERED 4.30% SENIOR NOTES DUE 2043

AND

UNREGISTERED 4.95% SENIOR NOTES DUE 2045

To Registered Holder and/or Book-Entry Transfer Facility Participant:

The undersigned hereby acknowledges receipt of the Prospectus, dated            , 2016 (the “Prospectus”) of Kansas City Southern, a Delaware corporation, and the letter of transmittal (the “Letter of Transmittal”), which together constitute our offers (the “Exchange Offers”). Capitalized terms used but not defined herein have the meanings ascribed to them in the Letter of Transmittal.

This will instruct you, the registered holder and/or Book-Entry Transfer Facility Participant, as to action to be taken by you relating to the applicable Exchange Offer with respect to our (i) unregistered Floating Rate Senior Notes due 2016 (the “Outstanding 2016 Notes”), (ii) unregistered 2.35% Senior Notes due 2020 (the “Outstanding 2020 Notes”), (iii) unregistered 3.00% Senior Notes due 2023 (the “Outstanding 3.00% 2023 Notes”), (iv) unregistered 3.85% Senior Notes due 2023 (the “Outstanding 3.85% 2023 Notes”), (v) unregistered 4.30% Senior Notes due 2043 (the “Outstanding 2043 Notes”) and/or (vi) unregistered 4.95% Senior Notes due 2045 (the “Outstanding 2045 Notes” and, together with the Outstanding 2016 Notes, the Outstanding 2020 Notes, the Outstanding 3.00% 2023 Notes, the Outstanding 3.85% 2023 Notes and the Outstanding 2043 Notes, the “Outstanding Notes”), as applicable, held by you for the account of the undersigned.

The aggregate face amount of the applicable Outstanding Notes held by you for the account of the undersigned is (fill in amount):

$        of the unregistered Floating Rate Senior Notes due 2016.

$        of the unregistered 2.35% Senior Notes due 2020.

$        of the unregistered 3.00% Senior Notes due 2023.

$        of the unregistered 3.85% Senior Notes due 2023.

$        of the unregistered 4.30% Senior Notes due 2043.

$        of the unregistered 4.95% Senior Notes due 2045.

With respect to the applicable Exchange Offer, the undersigned hereby instructs you (check appropriate box):

☐	TO TENDER the following Outstanding 2016 Notes held by you for the account of the undersigned (insert principal amount of Outstanding 2016 Notes to be tendered, if any):

$

☐	NOT TO TENDER any Outstanding 2016 Notes held by you for the account of the undersigned.

☐	TO TENDER the following Outstanding 2020 Notes held by you for the account of the undersigned (insert principal amount of Outstanding 2020 Notes to be tendered, if any):

$

☐	NOT TO TENDER any Outstanding 2020 Notes held by you for the account of the undersigned.

☐	TO TENDER the following Outstanding 3.00% 2023 Notes held by you for the account of the undersigned (insert principal amount of Outstanding 3.00% 2023 Notes to be tendered, if any):

$

☐	NOT TO TENDER any Outstanding 3.00% 2023 Notes held by you for the account of the undersigned.

☐	TO TENDER the following Outstanding 3.85% 2023 Notes held by you for the account of the undersigned (insert principal amount of Outstanding 3.85% 2023 Notes to be tendered, if any):

$

☐	NOT TO TENDER any Outstanding 3.85% 2023 Notes held by you for the account of the undersigned.

☐	TO TENDER the following Outstanding 2043 Notes held by you for the account of the undersigned (insert principal amount of Outstanding 2043 Notes to be tendered, if any):

$

☐	NOT TO TENDER any Outstanding 2043 Notes held by you for the account of the undersigned.

☐	TO TENDER the following Outstanding 2045 Notes held by you for the account of the undersigned (insert principal amount of Outstanding 2045 Notes to be tendered, if any):

$

☐	NOT TO TENDER any Outstanding 2045 Notes held by you for the account of the undersigned.

If the undersigned instructs you to tender the applicable Outstanding Notes held by you for the account of the undersigned, it is understood that you are authorized (a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner, including but not limited to, the representations that (i) any new registered notes (the “Exchange Notes”) being received by the undersigned will be acquired in the ordinary course of its business, (ii) the undersigned is not engaging in and does not intend to engage in a distribution of any Exchange Notes, (iii) the undersigned has no arrangements or understandings with any person to participate in the Exchange Offers for the purpose of distributing the Exchange Notes within the meaning of the Securities Act, (iv) the undersigned is not our “affiliate”, as defined in Rule 405 of the Securities

Act, or, if it is our affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable and (v) if the undersigned is a broker-dealer, by tendering Outstanding Notes and executing this Letter of Transmittal, such Outstanding Notes were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities and it will deliver a Prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Notes (provided that, by so acknowledging and by delivering a Prospectus, such broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act); (b) to agree, on behalf of the undersigned, as set forth in the Letter of Transmittal; and (c) to take such other action as necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of such applicable Outstanding Notes.

EXCHANGING DEALER STATUS

☐	Check this box if the beneficial owner of the applicable Outstanding Notes is an exchanging dealer and such exchanging dealer acquired the applicable Outstanding Notes for its own account as a result of market-making activities or other trading activities.

SIGN HERE

Name of beneficial owner(s):

Signature(s):

Name (please print):

Address:

Telephone number:

Taxpayer Identification or Social Security Number:

Date: